Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS
During 2015 the Company had no business acquisitions.
During 2014, the Company acquired five businesses. Consideration for the purchase of the five businesses included earnout liabilities of $2.1 million, of which $0.6 million and $0.3 million were paid in cash in 2015 and 2014, respectively, with a remaining earnout liabilities balance of $1.1 million as of December 31, 2015. The Company's requirement to pay these earnout liabilities is contingent upon the future financial growth of the acquired businesses. The results of operations of the companies acquired have been included in the Consolidated Financial Statements from their respective dates of acquisition. The acquisitions, individually and in aggregate, were not material to the Company's consolidated results of operations.